Programs and Program Licenses	12 Months Ended
Dec. 31, 2010
Notes to Financial Statements [Abstract]
Programs and Program Licenses
Programs and program licenses consisted of the following:

(in thousands)	As of December 31,
	2010	2009
Cost of programs available for broadcast	$1,314,928	$1,290,128
Accumulated amortization	914,809	899,209

Total	400,119	390,919
Progress payments on programs not yet available for broadcast	123,607	136,693

Total programs and program licenses	$523,726	$527,612

In addition to the programs owned or licensed by us included in the table above, we have commitments to license certain programming that is not yet available for broadcast. Such program licenses are recorded as assets when the programming is delivered to us and is available for broadcast. These contracts may require progress payments or deposits prior to the program becoming available for broadcast. Remaining obligations under contracts to purchase or license programs not yet available for broadcast totaled approximately $131 million at December 31, 2010. If the programs are not produced, our commitment to license the programs would generally expire without obligation.
Progress payments on programs not yet available for broadcast and the cost of programs and program licenses capitalized totaled $403 million in 2010, $287 million in 2009, and $280 million in 2008.
Estimated amortization of recorded program assets and program commitments for each of the next five years is as follows:

(in thousands)	Programs Available for Broadcast	Programs Not Yet Available for Broadcast	Total
2011	$224,343	$93,138	$317,481
2012	111,076	82,113	193,189
2013	50,493	43,984	94,477
2014	13,927	27,011	40,938
2015	280	7,890	8,170
Later years		248	248

Total	$400,119	$254,384	$654,503

Actual amortization in each of the next five years will exceed the amounts presented above as our national television networks will continue to produce and license additional programs.